AMENDMENT NO. 1 TO
                          EXECUTIVE EMPLOYMENT AGREEMENT
                                  BY AND BETWEEN
                  GERHARD E. KURZ AND SEABULK INTERNATIONAL, INC.

         This Amendment to Executive Employment Agreement by and between Hvide Marine Incorporated, a Delaware corporation, now known as Seabulk International, Inc. (the "Company"), and Gerhard E. Kurz (the "Executive") dated as of April 18, 2000 (the "Agreement") is entered into as of the 16th day of July, 2001.

         WHEREAS, the Compensation Committee of the Company authorized this amendment at its meeting on July 16, 2001;

         NOW THEREFORE, in consideration of the mutual covenants and the mutual benefits provided in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby amend the Agreement as set forth hereinbelow.

1. Section 9.3 of the Agreement is hereby amended and restated by deleting the text appearing therein in its entirety and inserting the following text in lieu thereof:

         "If Executive's employment is terminated in the circumstances described in Section 9.2 of this Agreement and if such termination occurs following a "Change in Control" as defined in Section 10 of this Agreement, Executive will receive, instead of the amounts specified in
         Section 9.2 of this Agreement, an amount equal to 2.00 times Executive's base salary then in effect plus 2.00 times Executive's maximum bonus, to be paid in twenty-four (24) equal monthly installments or, at the election of the Company, in a lump sum. In the event of Executive's death, any remaining payments shall be paid to Executive's estate or personal administrator in a single lump sum amount."

2.       As so amended, the Agreement remains in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to the Agreement to be duly executed and delivered as of the day and year first written above.

                                SEABULK INTERNATIONAL, INC.



                                By:      /s/ ALAN R. TWAITS
                                         -------------------------------------
                                         Alan R. Twaits
                                         Senior Vice President, General
                                         Counsel and Secretary



                                         /s/ GERHARD E. KURZ
                                         ------------------------------
                                         Gerhard E. Kurz